CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports dated March 11, 2013 and March 1, 2012 on the separate financial statements of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company the years ended December 31, 2012 and 2011, respectively, in the Registration Statement (Form N-6) and related Prospectus of CMFG Variable Life Insurance Account of CMFG Life Insurance Company.

/s/ Ernst & Young LLP

Los Angeles, California
April 25, 2013